UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2007

BIG LOTS SAVINGS PLAN
(Exact name of registrant as specified in its charter)

Ohio	33-19309	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	I.R.S. Employer Identification No.)

300 Phillipi Road, P.O. Box 28512, Columbus, Ohio 43228-0512
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

This Form 8-K relates solely to the Big Lots Savings Plan (“Plan”), a tax-qualified defined contribution plan.

On May 31, 2007, Ary Roepcke Mulchaey Stevenson, P.C. (“ARMS”) was engaged as the independent registered public accounting firm to audit the financial statements of the Plan for the year ended December 31, 2006.  Deloitte & Touche LLP (“D&T”), the independent registered public accounting firm for the Plan’s financial statements during the Plan’s two most recent years ended December 31, 2005 and December 31, 2004, was dismissed as auditors of the Plan’s financial statements for the year ended December 31, 2006.  The decision by the Big Lots Associate Benefits Committee, the Plan administrator, to change from D&T to ARMS for the audit of the Plan’s financial statements was approved by the Audit Committee of the Board of Directors of Big Lots, Inc., the Plan sponsor.

The reports of the independent registered public accounting firm issued by D&T on the financial statements of the Plan for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  Further, during each of the Plan’s two most recent years in the period ended December 31, 2005, and through May 31, 2007: (i) there were no disagreements (as such term is described in Item 304(a)(1)(iv) of Regulation S-K) with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in respect of the Plan, which, if not resolved to D&T’s satisfaction, would have caused D&T to make reference to the subject matter of disagreement in connection with its reports on the Plan’s financial statements; and (ii) there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

The Plan provided D&T with a copy of the foregoing disclosures and requested that D&T furnish it with a letter addressed to the United States Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the aforementioned statements.  Attached as Exhibit 16 is a copy of D&T’s letter.

During each of the Plan’s two most recent years in the period ended December 31, 2005 and through May 31, 2007, neither the Plan nor anyone on the Plan’s behalf consulted with ARMS regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, in respect of the Plan; (ii) the type of audit opinion that may be rendered on the Plan’s financial statements; or (iii) any of the other matters or events described in Item 304(a)(2)(i) and (ii) of Regulation S-K as they may relate to the Plan.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibits marked with an asterisk (*) are filed herewith.

Exhibit No.	Description

16*	Letter to the SEC from Deloitte & Touche LLP, dated June 6, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS SAVINGS PLAN

Dated: June 6, 2007	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Senior Vice President, General Counsel
and Corporate Secretary